Exhibit 99.1                                               Date: June 19, 2018

Form 4 List of Reporting Owners and Signature Page

Name of designated filer: WARBURG PINCUS & CO.

Other joint filers: Warburg Pincus Private Equity XI, L.P., WPXI Finance, LP,
Warburg Pincus XI Partners, L.P., WPXI GP, L.P., Warburg Pincus XI, L.P., WP
Global LLC, Warburg Pincus Partners II, L.P., Warburg Pincus Partners GP LLC,
Warburg Pincus LLC, Charles R. Kaye, Joseph P. Landy

Address for each joint filer is: c/o Warburg Pincus & Co., 450 Lexington Avenue,
New York, New York 10017

Issuer Name and Ticker or Trading Symbol: Avalara, Inc.(AVLR)

                    WARBURG PINCUS PRIVATE EQUITY XI, L.P.
                        BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                        BY: WP GLOBAL LLC, ITS GENERAL PARTNER
                        BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                    WPXI FINANCE, LP
                        BY: WPXI GP, L.P., ITS MANAGING GENERAL PARTNER
                        BY: WARBURG PINCUS PRIVATE EQUITY XI, L.P., ITS
                            GENERAL PARTNER
                        BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                        BY: WP GLOBAL LLC, ITS GENERAL PARTNER
                        BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                       By: Robert B. Knauss
                       Title: Partner

                    WARBURG PINCUS XI PARTNERS, L.P.
                        BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                        BY: WP GLOBAL LLC, ITS GENERAL PARTNER
                        BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                     WPXI GP, L.P.
                        BY: WARBURG PINCUS PRIVATE EQUITY XI, L.P., ITS
                            GENERAL PARTNER
                        BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                        BY: WP GLOBAL LLC, ITS GENERAL PARTNER
                        BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                    WARBURG PINCUS XI, L.P.
                        BY: WP GLOBAL LLC, ITS GENERAL PARTNER
                        BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                    WP GLOBAL LLC
                        BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                    WARBURG PINCUS PARTNERS II, L.P.
                        BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                    WARBURG PINCUS PARTNERS GP LLC
                        BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Partner

                    WARBURG PINCUS LLC
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        By: Robert B. Knauss
                        Title: Managing Director

                    CHARLES R. KAYE
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        Name: Charles R. Kaye
                        By: Robert B. Knauss, Attorney-in-Fact

                    JOSEPH P. LANDY
                        /s/ ROBERT B. KNAUSS
                        ---------------------------------
                        Name: Joseph P. Landy
                        By: Robert B. Knauss, Attorney-in-Fact